                                                                   Exhibit 10.47

                              GUARANTY AGREEMENT
                              ------------------


     FOR VALUE RECEIVED, and to induce SOUTHTRUST BANK, NATIONAL ASSOCIATION ("Lender"), to extend credit or other financial accommodation or benefit, with or without security, to or for the account of LA-MAN CORPORATION, a Nevada corporation, whose address is 5029 Edgewater Drive, Orlando, Florida 32810 (herein called "Borrower") pursuant to this unlimited, continuing and unconditional guaranty agreement (the "Guaranty" or "Guaranty Agreement" as the context so implies or provides), the undersigned Guarantors, jointly and severally, hereby become surety for and irrevocably and unconditionally guarantee to Lender the payment when due, whether by acceleration or otherwise, of any and all Obligations (as hereinafter defined) of Borrower to Lender. The mailing address of the Lender for any notices required hereunder, until changed in writing by the Lender, is 100 East New York Avenue, DeLand, Florida 32724.

                                   RECITALS
                                   --------

A. Borrower as "Issuer" and Lender as "Credit Obligor" have entered into a Credit and Security Agreement of even effective date herewith (the "Credit Agreement") under the terms of which the Lender has agreed to issue for the benefit of the Borrower a letter of credit facility in the aggregate amount of $2,570,000 (the "Letter of Credit") to secure the Borrower's $2,500,000 Variable/Fixed Rate Credit Enhanced Notes (the "Notes"); as a result, the Borrower has incurred certain "Obligations" as defined in the Credit Agreement in favor of the Lender; the Borrower is also indebted to the Lender pursuant to a revolving line-of-credit promissory note of even effective date herewith in the principal sum of up to $1,300,000 (the "Revolving Line-of-Credit Note") which is an Obligation under the Credit Agreement; and the Borrower may now be, or may hereafter become, otherwise indebted, obligated or liable to the Lender. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

B. The Notes are being issued pursuant to a Trust Indenture between the Borrower and the Lender, as Trustee, (the "Indenture") dated as of August 1, 1997, and pursuant to the "Financing Documents" referred to therein.

C. The Borrower and the Guarantor, Don Bell Industries, Inc., are the owners, respectively, of certain real property encumbered by that Real Estate Mortgage and Security Agreement executed and delivered in favor of the Lender of even effective date herewith (the "Mortgage"), with said real property (the "Mortgaged Property") being particularly described in Exhibit "A" attached to the Mortgage.

D. The Borrower and the Guarantors individually own certain tangible and intangible personal property more particularly described in the Mortgage called therein the "Property" which, together with the Mortgaged Property, constitutes the

                                                                   Exhibit 10.47

"Collateral", all of which secures payment of the Obligations owed by the Borrower to the Lender.

E. The Lender has required, as a condition precedent to entering into the Credit Agreement, approving the Revolving Line-of-Credit Note, and otherwise making credit available to the Borrower, that the Guarantors individually execute and deliver this Guaranty Agreement in favor of the Lender to further secure payment of the Obligations owed to the Lender by the Borrower. This Guaranty Agreement, the Mortgage, the Credit Agreement, the Notes, the Revolving Line-of-Credit Note, the Financing Documents (as defined in the Credit Agreement) and every other certificate, assignment, agreement, instrument, mortgage, security agreement, financing statement, instrument or document executed in connection with or pursuant to the Credit Agreement, the Notes, and the Revolving Line-of-Credit Note are hereinafter sometimes collectively referred to as the "Loan Documents".

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lender to extend credit or other financial accommodation or benefit to or for the account of the Borrower, the undersigned covenant and agree as follows:

          1. The term "Obligations" as used herein and as defined above shall include, without limitation, all liabilities and obligations of Borrower to Lender in connection with the extension of credit or other financial accommodation or benefit to the Borrower by Lender as evidenced by the Loan Documents, and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all expenses (including attorneys' fees and costs of collection as specified therein) incurred in the collection thereof or the enforcement of rights thereunder, plus any disbursements made for the payment of taxes, levies, or insurance on the Collateral, and for maintenance, or repair, protection and preservation of the Collateral, with interest on such disbursements. The Obligations shall also include, without limitation, all performance obligations of Borrower under the Loan Documents executed contemporaneously herewith.

          2. Each of the undersigned waives notice of acceptance of this Guaranty and notice of the Obligations to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of the Obligations and any suit or the taking of other action by Lender against and any other notice to any party liable thereon (including the undersigned), except as provided herein.

          3. Lender may at any time and from time to time without notice to the undersigned (except as required by law), without incurring responsibility to the undersigned, without impairing, releasing or otherwise affecting the obligations of the undersigned in whole or in part and without the endorsement or execution by the undersigned of any additional consent, waiver or guaranty
(a) change the manner, place or terms of payment, change or extend the time of or renew or alter, any of the

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                                                                   Exhibit 10.47

Obligations, or any security therefor, and may loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new liabilities which shall automatically become a part of the Obligations, the payment of which shall be guaranteed hereunder, and the guaranty herein made shall apply to the Obligations as so changed, extended, renewed, increased or otherwise altered; (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and secure the Obligations and any offset thereagainst; (c) exercise or refrain from exercising any rights against Borrower or others (including the undersigned) or act or refrain from acting in any other manner; (d) settle or compromise any of the Obligations or any security therefor and may subordinate the payment of all or any part thereof to the payment of the Obligations (whether or not due) of Borrower to creditors of Borrower other than Lender and the undersigned; and (e) apply any sums from any sources to any of the Obligations without regard to any part of which may remain unpaid.

          4. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect impair or be a defense to this Guaranty, and this Guaranty is a primary and absolute obligation of the undersigned.

          5. This Guaranty is a continuing one, and the Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. This Guaranty shall continue until written notice of the release of the undersigned has been given by the Lender. Lender, by its acceptance hereof, agrees that upon payment to Lender in full of the Obligations, this Guaranty shall be of no further force and effect.

          6. All notices provided to be given to Lender herein shall be sent by registered or certified mail with return receipt requested, to the address of the Lender set forth herein.

          7. Any and all rights and claims of the undersigned against Borrower or any of its property shall be subordinate and subject in right of payment to the prior payment in full of the Obligations.

          8. As additional security for the Obligations, Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned now or at any time hereafter in possession of Lender in any capacity whatsoever, including but not limited to any balance or share of any deposit, account, trust, agency or special account, or items of monies of the undersigned now or hereafter in the possession or control of or otherwise with Lender, to include all dividends and distributions thereon or other rights in connection therewith, and Lender shall have such right to such property as authorized by law. Without limiting the generality of the foregoing, Lender shall have a prior perfected security interest to secure the Obligations and may at any time or from time to time at its option and without notice: (a) appropriate and apply towards the payment of any of the Obligations the balance of any such account of the undersigned, and (b) transfer into its own name or that of its nominee any such property in the possession or custody of Lender.

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

                                                                   Exhibit 10.47

          9. The undersigned shall be in default hereunder upon: (a) non-payment of the Obligations (or any party thereof) when due after the expiration of any applicable cure or grace period; (b) failure of Borrower or the undersigned to perform any agreement creating or otherwise affecting any liability or any provision hereof after the expiration of any applicable cure or grace period; (c) the dissolution, termination of existence, insolvency, or the appointment of a receiver of any material part of the property of Borrower or any subsidiary of the Borrower (including the undersigned), representing more than 10% of the net assets or operating income of the Borrower and its subsidiaries (including the undersigned) on a consolidated basis, and a general assignment for the benefit of creditors or the commencement of any proceedings in bankruptcy or insolvency by Borrower or the undersigned, or the failure to timely contest or to obtain dismissal within, 30 days following the filing (or such longer period as the Lender may grant in its sole discretion) of any involuntary proceeding seeking the adjudication of Borrower or the undersigned as bankrupt or insolvent; (d) the entry of a final, unappealable judgment having a material adverse affect on the consolidated financial condition of Borrower and its subsidiaries; (e) the taking of possession of any substantial part of the property of Borrower or the undersigned at the instance of any governmental authority; (f) the merger, consolidation or reorganization of Borrower or the undersigned without Lender's prior written consent; (g) the determination by Lender based upon objective facts and standards that a material adverse change has occurred in the consolidated financial condition of Borrower and its subsidiaries (including the undersigned) from the conditions set forth in the most recent financial statement of any such part heretofore furnished to Lender or from the condition of the Borrower as heretofore most recently disclosed to Lender in any manner; (h) the making of, or any material omission in, any representation or statement by the Borrower or the undersigned to the Lender in connection with the Obligations that is false or misleading in any material respect and is deemed by the Lender in good faith to have a material adverse impact on the creditworthiness of the Borrower or the undersigned; (i) the issuing of any attachment or garnishment against any material property of the Borrower or the undersigned, or the filing of any lien (other than "Permitted Liens" as defined in the applicable Loan Documents) against any property of Borrower or the undersigned, and the same are not removed or remedied before the expiration of any applicable cure or grace period.

          10. Upon the occurrence of any default hereunder, Lender shall have all of the remedies of a creditor and to the extent applicable, of a secured party, under all applicable law. Without limiting the generality of the foregoing, Lender may, at its option and without notice or demand: (a) declare any of the Obligations accelerated and due and payable at once; and (b) take possession of the Collateral or any other property held as security for the Obligations wherever located, and sell, resell, assign, transfer and deliver all or any part of said property of Borrower or the undersigned, at any broker's board or exchange or at any public or private sale, for cash or on credit or for future delivery, and in connection therewith Lender may grant options and may impose reasonable conditions such as requiring any purchaser of any stock so sold to represent that such stock is purchased for investment purposes only, and, upon any

                                                                   Exhibit 10.47

such sale, Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said property to be sold, free from and discharged of all trusts, claims, right of redemption and equities of the undersigned whatsoever; and (c) set-off against any or all of the Obligations or other liabilities of the undersigned all money owed by Lender in any capacity to the undersigned whether or not due, and also set-off against the Obligations of Borrower or the obligations of the undersigned to Lender all money owed by Lender in any capacity to the Borrower or the undersigned, and Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money or property immediately upon the occurrence of such default although made or entered on the books subsequent thereof. Until all of the Obligations of Borrower to Lender have been paid and performed in full, no Guarantor shall have any right of subrogation to Lender against Borrower, and each Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any security for the Obligations.

          11. The undersigned shall pay all costs of collection and reasonable attorneys' fees, including reasonable attorneys' fees of any suit out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Lender in enforcing the payment of the Obligations or enforcing or preserving any right or interest of Lender hereunder, including the collection, sale or delivery of the Collateral from time to time pledged hereunder, and after deducting such fees, costs and expenses from the proceeds of sale or collection, Lender may apply any residue to pay any of the Obligations and the undersigned shall continue to be liable for any deficiency with interest, which shall remain a liability and obligation of the undersigned until paid in full.

          12. If claim is ever made upon Lender for repayment or recovery of any amount or amounts received by Lender in payment or on account of any of the Obligations and Lender repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property or any settlement or compromise of any such claim effected by Lender with any such claimant (including Borrower), then the undersigned agree that any such judgment, decree, order, settlement or compromise shall be binding upon each of the undersigned, notwithstanding any revocation hereof or the cancellation of any instrument evidencing the Obligations, and the undersigned shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

          13. Any acknowledgment, new promise, payment of principal or interest, or otherwise, whether by Borrower or others (including any of the undersigned), with respect to any of the Obligations shall, if the statute of limitations in favor of the undersigned against Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                                                                   Exhibit 10.47

          14. Lender shall not be bound to take any steps necessary to preserve any rights in any of the property of the undersigned against prior parties who may be liable in connection therewith, and the undersigned hereby agrees to take any such steps. Lender may nevertheless at any time after and during the continuance of a default (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of the undersigned or Lender therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of the undersigned; (c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of the undersigned.

          15. No delay on the part of Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of the undersigned to Lender in any other respect at any other time.

          16. Lender shall not be required to proceed first against Borrower, or any other person, firm or corporation, whether primarily or secondarily liable, or against any Collateral held as security by it, before resorting to any one or more of the undersigned for payment, and the undersigned shall not be entitled to assert as a defense to the enforceability of the guarantee set forth herein any defense of Borrower with respect to any of the Obligations.

          17. The undersigned hereby subordinates any and all indebtedness of Borrower now or hereafter owed to any Guarantor to all Obligations of Borrower to Lender, and agrees with Lender that the undersigned shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of the undersigned's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the security instruments; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by the undersigned as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of the undersigned under the other provisions of this Guaranty.

          18. Each of the undersigned warrants and represents to Lender that all financial statements heretofore delivered by the undersigned to Lender are true and correct in all respects as of the date hereof. Each of the undersigned agrees to provide Lender a complete and current financial statements as provided in the Loan Documents.

                                                                   Exhibit 10.47

          19. This Guaranty may not be changed orally or by implication, and no liability or obligation of the undersigned can be released or waived by Lender or any officer or agent of Lender, except by a writing, signed by a duly authorized officer of Lender. Each Guarantor acknowledges that his Guaranty shall be irrevocable until all indebtedness guaranteed hereby for the payment of the Obligations has been completely repaid and all obligations and undertakings of the Borrower under, by reason of, or pursuant to the Obligations or Loan Documents have been completely performed.

          20. If from any circumstances whatsoever fulfillment of any provision of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be
                           ---- -----
reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control over every other provision of this Guaranty.

          21. The failure of any other person to sign this Guaranty shall not release or affect the obligations or liability of the undersigned. The obligations of the undersigned shall be joint and several and the term "undersigned" shall include each as well as all of them.

          22. The term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else. This Guaranty is binding upon the undersigned, its administrators, successors or assigns, and shall inure to the benefit of the Lender, its successors, endorsees or assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the dissolution of Borrower or Guarantor.

          23. This Guaranty has been executed and delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. To the extent permitted by applicable law, each of the undersigned hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

                                                                   Exhibit 10.47

IN WITNESS WHEREOF, the undersigned Guarantors have caused this Guaranty Agreement to be executed on their behalf as of August 1, 1997.

                                  GUARANTORS:


Don Bell Industries, Inc.           Don Bell Industries of Nevada, Inc.


By: /s/ J. William Brandner         By: /s/ J. William Brandner
   ----------------------------        ----------------------------
J. William Brandner,  Its Vice      J. William Brandner,  Its Vice
President                           President


Nevada SEMCO, Inc.                  J. M. Stewart, Corporation


By: /s/ J. William Brandner         By: /s/ J. William Brandner
   ----------------------------        ----------------------------
J. William Brandner,  Its Vice      J. William Brandner,  Its Vice
President                           President

J. M. Stewart Industries, Inc.      Certified Maintenance Service, Inc.


By: /s/ J. William Brandner         By: /s/ J. William Brandner
   ----------------------------        ----------------------------
J. William Brandner,  Its Vice      J. William Brandner,  Its Vice
President                           President


Vision Trust Marketing, Inc.


By: /s/ J. William Brandner
   --------------------------------
J. William Brandner,  Its President

                                                                   Exhibit 10.47

STATE OF FLORIDA
COUNTY OF VOLUSIA

The foregoing Guaranty Agreement was acknowledged before me August 28, 1997, by
J. William Brandner as the:

(1)  President of Vision Trust Marketing, Inc., a Florida corporation;
(2)  Vice President of Don Bell Industries, Inc., a Florida corporation;
(3) Vice President of Don Bell Industries of Nevada, Inc., a Nevada corporation;
(4)  Vice President of Nevada SEMCO, Inc., a Nevada corporation;
(5)  Vice President of J. M. Stewart, Corporation, a Florida corporation;
(6)  Vice President of J. M. Stewart Industries, Inc., a Florida corporation;
      and
(7) Vice President of Certified Maintenance Service, Inc., a Florida corporation;

on behalf of each corporation. He is (check one) [_] personally known to me or [X] has produced his driver's license as identification.


/s/ Julia A. Rademacher
------------------------------------------
Notary Public, State of Florida at Large

[SEAL]

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